American Century Capital Portfolios, Inc. Prospectus Supplement Market Neutral Value Fund
Supplement dated April 10, 2012 ¡ Prospectus dated October 31, 2011

The following replaces the Annual Fund Operating Expenses portion of the Fees and Expenses table on page 2 of the prospectus.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Investor	Institutional	A	C	R
Management Fee	1.90%	1.70%	1.90%	1.90%	1.90%
Distribution and Service (12b-1) Fees	None	None	0.25%	1.00%	0.50%
Other Expenses1	2.54%	2.54%	2.54%	2.54%	2.54%
Dividends on Short Sales	2.28%	2.28%	2.28%	2.28%	2.28%
Interest Expense for Borrowings on Short Sales	0.25%	0.25%	0.25%	0.25%	0.25%
Other	0.01%	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	4.44%	4.24%	4.69%	5.44%	4.94%
Fee Waiver 2	0.30%	0.30%	0.30%	0.30%	0.30%
Total Annual Fund Operating Expenses After Waiver	4.14%	3.94%	4.39%	5.14%	4.64%

1	Other Expenses are based on estimated amounts for the current fiscal year.

2
The advisor has agreed to waive 0.30 percentage points of the fund’s management fee. This waiver will continue until at least August 1, 2013 and may be terminated by the advisor at any time thereafter.

The following replaces the Example table on page 2 of the prospectus.

Example

The example below is intended to help you compare the costs of investing in the fund with the costs of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods, that you earn a 5% return each year, and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years
Investor Class	$417	$1,312
Institutional Class	$397	$1,255
A Class	$991	$1,878
C Class	$515	$1,592
R Class	$466	$1,453

The following replaces the fourth paragraph under The Investment Advisor section on page 8 of the prospectus.

The fund will pay the advisor a unified management fee of 1.90% for each class except the Institutional Class and a unified management fee of 1.70% for the Institutional Class. The advisor has agreed to waive 0.30 percentage points of the fund’s unified management fee. This waiver will continue until at least August 1, 2013, and may be terminated by the advisor at any time thereafter. A discussion regarding the basis for the Board of Director’s approval of the fund’s initial investment advisory contract will be available in the fund’s initial shareholder report.

©2012 American Century Proprietary Holdings, Inc. All rights reserved.

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